Exhibit 10.2

Bendigo Bank

BENDIGO BANK LIMITED

ACN 068 049 178

ABN 11 068 049 178

and

Sparfacts Pty Ltd

ACN 119 057 653

ABN 95 119 057 653

GENERAL BUSINESS

DEBTOR FINANCE AGREEMENT
CONFIDENTIAL

Bendigo Bank Limited
[illegible]
[illegible]
www.bendigobank.com.au
Bendigo Bank Limited, Fountain Court, Bendigo VIC 3550 ABN 11 068 049 178. AFSL No. 237879.

TABLE OF CONTENTS

Cover Page

Clause No	*Description*
1.	Meaning of Key Words and Expressions
2.	Background to this Agreement
3.	Sale of Debts
4.	Procedure for Payment - the Drawdown Account
5.	Fees and Charges
6.	Reserve Amount
7.	What Happens if a Debtor fails to pay an Assigned Debt
8.	What Securities you must give us.
9.	What if you are a Trustee
10.	Our Standard Terms and Conditions Apply

Details

Clause No	*Description*
1.	"You" and "Us"
2.	Schedule of Debts
3.	Bank Account
4.	Discounting Charge
5.	Application Fee
6.	Service Fee
7.	Settlement Fee
8.	Electronic Funds Transfer Fee
9.	Termination Fee
10.	Reserve Amount
11.	Payments from Reserve Amount
12.	Recourse Date
13.	Securities
14.	Misbanking Fee
15.	Administration Fee
16.	Batch Fee
17.	Drawdown Fee
18.	New Debtor Application Fee
19.	Minimum Fee
20.	Unused Facility Fee
21.	Audit Fee
22.	Facility Limit
23.	Recourse Fee
24.	Short Notice Fee
25.	Early Retention Release Fee
26.	Security Release Fee
27.	Advance
28.	Ineligible Assigned Debts
29.	Total Eligible Assigned Debt Limit

Agreement Signatures (both Parties)

Bendigo Bank Limited

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DATE OF THIS AGREEMENT : 24 (Day) MAY (Month) 2006 (Year)

BETWEEN:

BENDIGO BANK LIMITED ACN 068 049 178
of Fountain Court Bendigo 3550 of the one part ("*us*")

AND: **THE COMPANY** set out in Part 1 of the *Details* of the other part ("*you*").

1. MEANING OF KEY WORDS AND EXPRESSIONS

Key Words and Expressions

There are words and expressions in this *Agreement* and the *Terms and Conditions* which are printed in italics because they have a special meaning and are explained in clause 32 of the *Terms and Conditions* which form part of this *Agreement*.

2. BACKGROUND TO THIS AGREEMENT

2.1 In the course of *your Business you* sell goods and/or provide services to *your Debtors* on credit.

2.2 *You* have requested *us* from time to time to purchase from *you* all *your* right title and interest in and to some or all of the *Debts* owed by *your Debtors*.

2.3 *We* have agreed to purchase *your* existing *Debts* and/or *your* future *Debts* on the terms set out in this *Agreement*.

2.4 It is a condition of this *Agreement* that during its term *you* may not *offer to* sell any of *your Debts* or future *Debts* to any other person, firm or corporation.

3. SALE OF DEBTS

3.1 Unless waived by *us*, *we* are not obliged to make available to *you* any financial accommodation unless the *Transaction Documents*, in registrable form where applicable, have been duly executed by all parties (other than *us*) and if *we* reasonably require, registered and all *Conditions Precedent* have been satisfied.

3.2 If *you* wish to sell any of *your Debts* to *us you* must submit to *us* an *offer* in writing which includes a *Schedule* for those *Debts* together with originals and/or all copies of *your Invoices* issued to *your Debtors* in respect of the *Debts* and any other information in respect of the *Debts we* may request. *You* must offer to sell *us*, no less than once each calendar month all *Debts* in respect of all of those of *your Debtors* whose *Debts you* have previously offered to sell to *us* under this *Agreement*.

3.3 *We* have absolute discretion to accept or refuse all the *Debts* included in any of *your offers* or to accept some *Debts* in any particular offer and refuse others.

3.4 If *we* decide to accept an *offer* made by *you we* will accept it (in whole or in part) by making an entry to that effect in the account in *your* name in *our* records.

3.5 Legal and Beneficial title to each *Debt* passes to *us* on *our* acceptance of *your offer* in relation to it, and remains with *us*.

4. PROCEDURE FOR PAYMENT - THE DRAWDOWN ACCOUNT

4.1 Each *Debt* to be purchased from *you* will be purchased at the *Full Face Value* of the *Debt*. The purchase price will be paid in accordance with clauses 4 and 6.

4.2 *We* will pay *you* the *Advance* for each *Debt* purchased by *us* by crediting that amount in the *Drawdown Account*.

Bendigo Bank Limited Page 3 of 12

4.3 *You* may request drawdowns from the *Drawdown Account* in writing at any time. Subject to clause 4.4 and 4.5, *we* will pay a drawdown requested by *you*, by debiting the amount to the *Drawdown Account*, and crediting the amount to *your* bank account specified in Part 3 of the *Details*.

4.4 *You* may only request a drawdown in respect of *Eligible Assigned Debts* (which expression excludes all Debts described in Part 28). The *current drawings* from the *Drawdown Account* must not exceed the *Facility Limit* at any time. *You* must repay *us* the amount of any excess on demand by *us*.

4.5 *You* irrevocably authorize *us* to apply any credit balance in the *Drawdown Account* to pay any money owing by *you* to *us* under the *Transaction Documents*.

4.6 Each payment *we* receive in respect of an *Assigned Debt* will be credited to the *Drawdown Account*.

5. FEES AND CHARGES

5.1 *You* must pay *us* the *Discounting charge* which will be calculated by *us* as set out in Part 4 of the *Details* and will accrue daily and is payable on the earliest of:

- (a) collection of the *Debt* to which it relates;
- (b) on demand at any time after the *Recourse Date* for that *Debt*; or
- (c) on demand at any time after an *Event of Default* has occurred.

5.2 *You* must pay *us* the *Administration Fee* as set out in Part 15 of the *Details* and is payable on purchase by *us* of a *Debt*.

5.3 *You* must pay *us* the *Application Fee* set out in Part 5 of the *Details* which will be calculated by *us* and is payable on signing of the *Letter of Offer* by *you*.

5.4 If any *Assigned Debt* remains unpaid on and from the *Recourse Date*, *you* agree to pay to *us* the *Service Fee* which will be calculated by *us* daily and is payable monthly or on notice from *us* to *you*. Upon notification, the *Service Fee* calculated in accordance with Part 6 of the *Details* is immediately due and payable by *you* to *us*.

5.5 If any *Assigned Debt* remains unpaid on and from the *Recourse Date* *you* agree to pay to *us* the *Recourse Fee* which will be calculated by *us* as set out in Part 23 of the *Details* and is payable on the *Recourse Date*.

5.6 If *you* offer for sale a ledger of existing *Debts* upon commencement of this *Agreement* you must pay *us* a *Settlement Fee* as set out in Part 7 of the *Details* in consideration of the initial purchase, on the date of the purchase.

5.7 If *you* request an electronic funds transfer of moneys payable by *us* to *you* under this *Agreement*, the fee specified in Part 8 of the *Details* shall be immediately payable by *you* to *us*.

5.8 If *you* deposit into *your* bank account other than one nominated by *us* any funds being payment by *our Debtor* for an assigned *Debt* then you must immediately pay *us* the *Misbanking Fee* calculated as set out in Part 14 of the *Details*.

5.9 If this *Agreement* is terminated during the periods specified in Part 9 of the *Details* whether by *you* or by *us*; or

you offer any of *your Debts* for sale to a purchaser other than *us*;

then the fees specified in Part 9 of the *Details* are immediately due and payable by *you* to *us*.

5.10 *You* must pay us the *Batch Fee* which will be calculated by *us* as set out in Part 16 of the *Details* and is payable on purchase by *us* of a *Debt*.

5.11 *You* must pay us the *Drawdown Fee* which will be calculated by *us* as set out in Part 17 of the *Details* and is payable on drawdown of the *Advance*.

5.12 *You* must pay *us* the *New Debtor Application Fee* specified in Part 18 of the *Details* and payable on purchase by *us* of a *Debt*.

5.13 *You* must pay *us* the *Minimum Fee* which will be calculated by *us* as set out in Part 19 of the *Details* on each anniversary of this *Agreement* and is payable on demand by *us*.

Bendigo Bank Limited

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5.14 *You* must pay us the *Unused Facility Fee* which will be calculated monthly by *us* as set out in Part 20 of the *Details* and is payable on demand by *us*.

5.15 *You* must pay *us* the *Audit Fee* (refer to Part 21 of the *Details*) which will be notified by *us* to *you* and is payable on demand.

5.16 *You* must pay *us* the *Early Retention Release Fee* set out in Part 25 of the *Details* and calculated in accordance with clause 2.7 of the *Terms and Conditions*.

5.18 *You* must also pay to *us* all other fees, charges, expenses, taxes and costs otherwise set out in the *Terms and Conditions*)

6. RESERVE AMOUNT

6.1 *We* will pay the *Reserve Amount* for each *Debt* purchased by *us* by crediting that amount in the *Reserve Account*.

6.2 *We* will debit the *Reserve Account* with all fees charges and other moneys payable by *you* to *us* under this *Agreement*.

6.3 The total amount credited to the *Reserve Account* must not be less than the *Reserve Amount* for *current drawings* at all times. *You* must repay *us* the amount of any deficiency on demand by *us*.

6.4 Subject to clause 6.5, we will calculate and pay to *you* the *Cash Reserve/Reserve Release* on the date specified in Part 11 of *the Details*.

6.5 The *Cash Reserve/Reserve Release* may at our absolute discretion be applied at any time and without notice to *you* in accordance with the *Terms and Conditions*. *We* are not obliged to pay *you* the *Cash Reserve/Reserve Release* if any *Event of Default* has occurred.

6.6 Upon termination of this *Agreement we* will pay *you* the *Cash Reserve/Reserve Release* provided all monies payable or to become payable in the future by *you* to *us* under any *Transaction Document* have been paid in full.

7. WHAT HAPPENS IF A DEBTOR FAILS TO PAY AN ASSIGNED DEBT

7.1 Without limiting *your* other obligations under the *Terms and Conditions you* agree that *you* will pay to *us* the *Full Face Value* of any *Assigned Debt* less any money received by *us* in respect of it without the need for any demand from *us* if

7.1.2 any *Assigned Debt* is uncollectable, or contains any mistake or error on the face of its evidencing it at any time; or

7.1.3 any warranty or undertaking given in respect of any *Assigned Debts* is or becomes untrue or misleading.

7.2 If any money is payable under clause 7.1, *we* may deduct the *Chargeback* from the *Reserve Account* or the *Drawdown Account* at our option.

8. WHAT SECURITIES MUST YOU GIVE US

You agree that for the purpose of securing *your* obligations to us under this *Agreement you* will ensure that the *Securities* are granted to *us*.

9. WHAT IF YOU ARE A TRUSTEE

If *you* enter into this *Agreement* as the trustee of a trust including any trust referred to in Part 1 of the *Details* (whether or not that fact is known to *us*) *you* are liable both personally and in *your* capacity as trustee;

Bendigo Bank Limited

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9.1 *you* warrant to *us* that *you* enter into this *Agreement* and the transactions contemplated by it both in *your* own right and in *your* capacity as trustee of that trust pursuant to the deed creating that trust as amended from time to time and with the intention of binding any successor to *you* as such trustee; and

9.2 *you* make the following representations and warranties relating to the trust:

(a) the trust is validly created and existing and no circumstances exist pursuant to which it may be determined and no date for the vesting of any of the trust fund has been appointed;

(b) *you* have provided *us* with true copies of the documents which constitute the trust;

(c) *you* are not in breach of *your* obligations as trustee of the trust and no circumstances in relation to the trust exist pursuant to which you may be removed as trustee of the trust;

(d) each *Transaction* Document to which *you* are a party is entered into or given pursuant to and in proper exercise of the powers of the trustee as trustee of the trust and all formalities required with such acceptance have been complied with;

(e) the execution, performance of *your* obligations under any *Transaction Document* to which *you* are a party is for the proper purpose of and provides commercial benefit to the Trust and the beneficiaries of the Trust;

(f) *you* are entitled to be fully indemnified out of the assets of the trust in respect of *your* liability under each *Transaction Document* to which *you* are a party;

(g) *you* are the legal owner of all the assets of the trust;

(h) there is no dispute between *you* and any other person in relation to the trust or the trust assets;

(i) *you* are empowered by the trust deed to carry on business as now conducted or contemplated and to own property and assets in *your* capacity as trustee of the trust and there is no restriction, limitation or condition upon such activity; and

(j) *your* liability under each *Transaction Document* or the extent of *your* liability to indemnity *yourself* is not in any way limited or otherwise affected by *you* being trustee of any trust.

10. OUR STANDARD TERMS AND CONDITIONS APPLY

10.1 *You* acknowledge that our agreement to purchase *your Debts* is subject to our *Terms and Conditions* and *you* acknowledge that a copy of such *Terms and Condition* has been provided to *you* and read by *you* prior to the entering into of this *Agreement*.

10.2 This *Agreement*, incorporating the *Details* and the *Terms and Conditions), the Letter of Offer* constitutes the entire agreement between *you* and *us* with respect to the subject matter of this *Agreement* and supersedes any and all promises, representations and agreements whether written or oral made by *us* to *you* or *your* agents or representatives.

10.3 Clauses 3.1 and 3.2 of the *Terms and Conditions* only apply as follows:

10.3.1 If *we* serve a *Notification Notice* in relation to the *Assigned Debts* set out in the *Notification Notice*.

10.3.2 We will not serve a *Notification Notice* on *you* until:

(a) an *Event of Default* occurs; or

(b) *we* form the view in our absolute discretion, that *you* are not diligently pursuing the collection of *Assigned Debts* set out in the Notification Notice, or collection of the *Assigned Debts* is at risk.

10.3.3 Clauses 3.1 and 3.2 of the *Terms and Conditions* apply to:

(a) the *Assigned Debts* set out in the *Notification Notice* immediately on and from service on you of the *Notification Notice*; and

Bendigo Bank Limited

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(b) all *Assigned Debts* immediately upon the appointment of a liquidator, provisional liquidator, voluntary administrator, deed administrator or controller (as defined in the Corporations Act), or the mishanking of any *Assigned Debts*, whether or not a *Notification Notice* has been served.

10.4 Until Clauses 3.1 and 3.2 of the *Terms and Conditions* apply, *you* may collect *Assigned Debts* in *your* own name provided that *you* must bank the collections in accordance with *our* direction at all times.

Bendigo Bank Limited

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1. DETAILS

"YOU"

1.1	Name:	Sparfacts Pty Ltd
1.2	ACN	119 057 653
1.3	ABN	95 119 057 653
1.4	Address	150 Dyon Road, West Melbourne, VIC 3003
1.5	State of Incorporate:	VIC
1.6	Trust Details (if relevant)	

Name of Trust:

Settlor:

Date of Trust and date of variations

"US"

1.1	Name:	Bendigo Bank Limited
1.2	ACN	068 049 178
1.3	ABN	17 068 049 178
1.4	Address	Fountain Court, Bendigo Vic 3550
1.5	State	Victoria

2. **SCHEDULE OF DEBTS**

as attached

3. **BANK ACCOUNT**

Account Name	SPARFACTS PTY LTD
BSB No.	633 000
Account No.	127604767
Bank Name	BENDIGO BANK LIMITED

4. **DISCOUNTING CHARGE - See clause 5.1**

The Discounting charge shall be calculated by using Bendigo Bank's Debtor Finance Reference Rate plus a margin of 0.75% on the daily balance of the current drawings.

5. **APPLICATION FEE - See clause 5.3**

The Application fee of $2500 is payable on signing of the Letter of Offer.

6. **SERVICE FEE - See clause 5.4**

The Service Fee is calculated according to the following formula:

$$\frac{A \times D \times E}{365}$$

In calculating such formula

Bendigo Bank Limited

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A = the Full Face Value of the Assigned Debt

D = the number of days that the Assigned Debt remains unpaid in excess of the Recourse Date

E = 30% plus GST (interest rate per annum)

7. SETTLEMENT FEE – See clause 5.6

0.275% plus GST of the total sum of all *Debts* purchased by *us* prior to the first payment of moneys pursuant to this *Agreement*.

8. ELECTRONIC FUNDS TRANSFER FEE – see clause 5.7

$30.00 plus GST per each electronic funds transfer.

9. TERMINATION FEE - see clause 5.9

9.1 If such event occurs before the expiration of 6 months from the date of this *Agreement* the sum of $17325

9.2 If such event occurs after 6 months but before the expiration of 12 months from the date of this *Agreement* the sum of $17325

9.3 If such event occurs after 12 months but before the expiration of 18 months from the date of this *Agreement* the sum of $0

10. RESERVE AMOUNT - see clause 6

(a) 20% of the *Full Face Value* of all *Debts* purchased by *us* under this *Agreement*, unless specified otherwise for *Debts* or classes of *Debts* below.

(b) in respect of *Debts* owing by [Debtor] N/A% of the *Full Face Value* of *Debts* owed by that *Debtor* which are purchased by *us* under this *Agreement*.

(c) after a Notice has issued under clause 15 of the *Terms and Conditions*, the amount *we* determine in *our* absolute discretion to adequately secure the amount *you* owe *us* under this *Agreement*, reflecting among other things, the additional risk following an *Event of Default*.

(d) in respect of any particular *Debts*, the amount *we* determine in *our* absolute discretion to adequately reflect the credit risk of that *Debt*.

11. PAYMENTS FROM RESERVE ACCOUNT - see clause 6.4

Subject to our rights under clause 6.5 of this *Agreement*, retention funds (20% less our fees) will be calculated daily and will be available for drawdown 4 days after receipt of payment from your debtors.

12. RECOURSE DATE

In respect of each *Debt*, 90 days following the date *we* purchase the *Debt* from *you*.

13. SECURITIES

13.1 First ranking Deed of Charge over *your* entire assets and undertaking

13.2 Deed of Guarantee executed by:

Lynda Cathryn Chapman of 3/380 Toorak Road, South Yarra, VIC 3141
Gavin James Brown of 3/380 Toorak Road, South Yarra, VIC 3141

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13.3 Mortgage over Properties at N/A.

14. MISBANKING FEE - See clause 5.8

10% plus GST of the *Full Face Value* of the *Assigned Debt*.

15. ADMINISTRATION FEE - see clause 5.2

0% of the *Full Face Value* of the *Debts* purchased by *us* under this *Agreement*.

16. BATCH FEE - see clause 5.10

1% for each Schedule of Debts offered to *us* for purchase [in excess of 10 per calendar month.]

17. DRAWDOWN FEE - see clause 5.11

1% for each drawdown of the *Advance* [in excess of 10 per calendar month.]

18. NEW DEBTOR APPLICATION FEE - see clause 5.12

$25.00 plus GST for each new *Debtor* as set out in clause 2.6 of the *Terms and Conditions*

19. MINIMUM FEE - see clause 5.13

Nil.

20. UNUSED FACILITY FEE - see clause 5.14

(a) Nil.

21. AUDIT FEE - see clause 5.15

$500.00 for each audit *we* conduct on *your* books.

22. FACILITY LIMIT - see clause 4.4

$1,200,000.00

23. RECOURSE FEE - see clause 55

1% of the *Full Face Value* of the amount outstanding of any *Assigned Debt* on the *Recourse Date* for that *Assigned Debt*.

24. SHORT NOTICE FEE

The fee calculated in accordance with in clause 14.2 of the *Terms and Conditions*.

25. EARLY RETENTION RELEASE FEE - see clause 5.16

1.5% of the amount released or $100.00 whichever is the greater.

26. SECURITY RELEASE FEE -

Bendigo Bank Limited

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$250.00 for each facility plus any government charges

27. ADVANCE

(a) 80% of the *Full Face Value* of all *Debts* purchased by *us* under this *Agreement*, unless specified otherwise for *Debts* or classes of *Debts* below.

(b) in respect of *Debts* owing by [Debtor] N/A % of the *Full Face Value* of *Debts* owed by that *Debtor* which are purchased by *us* under this *Agreement*.

(c) after a Notice has issued under clause 14 of the *Terms and Conditions* the amount *we* determine in *our* absolute discretion which is not required by *us* as the *Reserve Amount* for that *Debt*.

28. INELIGIBLE ASSIGNED DEBTS - see clause 4.4

Assigned Debts will be excluded from eligibility where they are:

(b) unpaid at a time which is 90 days after the date of the *Invoice* for that *Assigned Debt*; or

(c) owed by a *Debtor* who owes more than 20% of all *Assigned Debts* owed to *you*; or

(d) owed by a *Debtor* in respect of whom *we* have not conducted a credit rating within 12 months or where *our* credit rating for that *Debtor* is unacceptable to *us* in *our* absolute discretion; or

(e) owed by a *Debtor* whose *Debts* we have not previously considered to be *Eligible Assigned Debts*; or

(f) owed by a person or company that is related to *you* or any *guarantor*; or

(g) not arising from an arms length commercial transaction in the ordinary course of business; or

(h) subject to any set-off or counter claim, or likely to be in *our absolute discretion*; or

(i) based on a progress claim; or

(j) not based on a bona fide transaction for goods supplied or services rendered or a combination of those; or

(k) not owed in Australian dollars, and by a *Debtor* who conducts business in Australia; or

(l) subject to any claim or interest by any third party; or

(m) based on any claim for delivery, interest, installation costs or the like; or

(n) in excess of the *Total Eligible Assigned Debt Limit*, when added to the total of the *Eligible Assigned Debts* at that time unless we agree to include all or part of the *Assigned Debt* as eligible for drawdown in *our* absolute discretion.

29. TOTAL ELIGIBLE ASSIGNED DEBT LIMIT

$1,400,000.00

Bendigo Bank Limited

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AGREEMENT SIGNATURES

Executed for and on behalf of
Sparfacts Pty Ltd
ACN 119 057 653 ABN 95 119 057 653
By Authority of the **Director:**

Lynda Cathryn Chapman
In his capacity as **Director/Secretary**

Gavin James Brown
In his capacity as **Director/Secretary**

Executed by **Bendigo Bank Limited** ACN **068 049 178**
by being signed by its Attorneys

GIUSEPPE LA GRECA

ANTONY MORTIMER

who certify that they are the employees of Oxford Funding Pty Ltd respectively holding the following positions

CHIEF OPERATING OFFICER

and

RISK MANAGER

being authorised Officers of the Company under Power of Attorney dated 1 November 2005 (a certified copy of which is filed in Permanent Order Book No. 277 at Page 23 Item 13) in the presence of:-

Attorney – GIUSEPPE LA GRECA

Attorney – ANTHONY MORTIMER

Witness..........

Witness Full Name... JULIE ELIZABETH SMITH

Bendigo Bank Limited
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BENDIGO BANK LIMITED ACN 068 049 178 ABN 11 068 049 178 STANDARD TERMS & CONDITIONS

STANDARD TERMS AND CONDITIONS

1.	APPLICATION OF STANDARD TERMS	3
2.	COSTS AND OTHER AMOUNTS	3
3.	GENERAL OBLIGATIONS	4
4.	YOUR WARRANTIES AND UNDERTAKINGS AS TO ASSIGNED DEBTS	4
5.	OUR RIGHT OF ENTRY AND INSPECTION	5
6.	LIMITATIONS ON YOUR RIGHTS UNDER ANY SALE OF GOODS OR OTHER AGREEMENTS	5
7.	LIMITATIONS ON YOUR RIGHTS TO DEAL WITH DEBTS	5
8.	RESTRICTIONS ON PAYMENTS TO DIRECTORS	5
9.	GENERAL ACCOUNTING OBLIGATIONS	5
10.	ACCOUNTING OBLIGATIONS FOR DEBTS	6
11.	YOUR DUTY TO INDEMNIFY US	7
12.	WHAT IS THE PERIOD OF THE AGREEMENT AND HOW CAN IT BE ENDED	7
13.	YOUR OBLIGATION TO REPURCHASE ASSIGNED DEBTS	8
14.	WHAT YOU MUST PAY AT THE END OF THIS AGREEMENT	8
15.	CONVERSION TO NON SELECTIVE FACTORING	8
16.	OUR DISCRETION TO VARY THIS AGREEMENT	8
17.	YOU MUST APPOINT US AS ATTORNEY	9
18.	CHARGE	9
19.	FURTHER ASSURANCE	9
20.	PROPER LAW	10
21.	CERTIFICATE, STATEMENT, ETC	10
22.	WAIVER AND RIGHTS OF SET OFF	10
23.	NOTICES	10
24.	NO FINANCIAL ADVICE	11
25.	ASSIGNMENT	11
26.	CONSENT	11
27.	TERMS OF THIS AGREEMENT TO PREVAIL	11
28.	TIME FOR PAYMENT	11
29.	SECURITIES	11
30.	THE COLLATERAL AGREEMENTS	11
31.	GOODS AND SERVICES TAX	11
32.	KEY WORDS AND EXPRESSIONS	11
33.	INTERPRETATION	13

Bendigo Bank Limited	Page 2 of 18

STANDARD TERMS AND CONDITIONS

1.	APPLICATION OF STANDARD TERMS

On you signing and returning to us the offer set out in the Letter of Offer and these Standard Terms, a legally binding contract comes into existence between you and us. You should carefully consider and ensure that you fully understands the terms of the Letter of Offer and these Standard Terms before you sign and accept the Letter of Offer. We recommend that you obtain legal and financial advice before you sign and accept the Letter of Offer. The Standard Terms will also apply to each Security Provider and each Security Provider should carefully consider and ensure that it understands its obligations before signing any documents. We recommend that each Security Provider obtains legal and financial advice before signing the Letter of Offer and any Security.

2.	COSTS AND OTHER AMOUNTS

2.1	You must pay us:

2.1.1	all fees, charges, bank charges and other expenses incurred by us under or specified in this Agreement or incidental to it or in connection with any transactions contemplated by it;

2.1.2	all stamp duty, tax and other government or semi-government charges payable in respect of the Transaction Documents or any transactions entered into under them;

2.1.3

all costs and charges (including legal fees on the higher of a solicitor/own client basis and a full indemnity basis) incurred by us in negotiation, preparation, execution, stamping and (where necessary) registration of the Transaction Documents;

2.1.4	all costs and charges (including legal fees on the higher of a solicitor/own client basis and a full indemnity basis) incurred by us in either or both of the following circumstances:

(a)	where an Event or Default has occurred under any Transaction Document; or
(b)	in preserving or protecting our position or enforcing or attempting to enforce all or any of our rights under any Transaction Document;

including the costs of our agents, consultants or contractors as we reasonably determine and including such time spent by our and/or our agents' employees at the rate from time to time applicable to our and/or our agents' employees as stipulated by us from time to time but if not otherwise stipulated, at the following rates:

Executive Director and Chief Executive Officer or any person performing some or all of the functions of any of those positions - at $380 plus GST per hour;

National Sales & Marketing Manager, Chief Financial Officer and Chief Operations Officer or any person performing some or all of the functions of any of those positions - at $292 plus GST per hour;

Account Manager, Risk Manager, Technology Manager, Sales or State Manager, Business Development Manager, or any person performing some or all of the functions of any of those positions -at $264 plus GST per hour;

Senior Client Services Officer, Risk Officer, Accounts Receivable Manager,

Senior Accounts Officer or any person performing some or all of the functions of any of those positions - at $171 plus GST per hour;

Client Services Officer, Accounts Receivable Officer, Accounts Officer,

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STANDARD TERMS AND CONDITIONS

Personal Assistant or any person performing some or all of the functions of any of those positions - at $127 plus GST per hour;

Team Support Officer, Receptionist or any person performing some or all of the functions of any of those positions - at $98 plus GST per hour.

2.2	You must promptly comply with all of our requests and those of our lawyers in connection with any payments required in respect of the charges in clause 2.1.

2.3	You indemnify us against any liability resulting from delay or failure to pay any of the charges in clause 2.1.

2.4	Unless otherwise specified in the Transaction Documents all costs charges and other payments due to us are payable on demand.

2.5	You must pay us the Security Release Fee upon release or discharge of any one or more securities.

2.6

You must pay us the sum as set out in Part 18 of the Details for each new Debtor whose Debts you offer to sell to us after the initial sale of Debts to us under this Agreement, plus any costs (calculated on an indemnity basis) we incur in assessing the credit risk of the Debtor, whether or not we accept your offer in relation to that Debtor.

2.7

If we agree in ourabsolute discretion, following your request, to release any part of the Cash Reserve/ Reserve Release where there are insufficient funds available in the Reserve Account, or otherwise prior to the date set out in Part 11 of the Details, you must pay us the greater of:

2.7.1	$100 plus GST; or

2.7.2	1.5% of the funds to be made available plus GST; or

2.7.3	the charges set out in Part 25 of the Details.

3.	GENERAL OBLIGATIONS

3.1

You must not do anything that would prevent any Assigned Debts being paid to us by your Debtors. In particular you shall not ask or require your Debtors to pay Assigned Debts to any person other than ourselves unless we direct you in writing to do so.

3.2	You shall require your Debtors to pay Assigned Debts directly to us by the placing of a notice to such effect in the form annexed as Schedule A to these Terms and Conditions on each invoice.

3.3

Any payment received by you in respect of a Assigned Debt is received by you on trust for us and you must deliver it to us in original form or bank it as we direct whether or not, in the case of cheques, drafts or notes, it may, in addition to the payment of the Debt include an additional amount. If made payable to you it must be endorsed by you to us or as we direct, provided that if you are not in default of the terms of this Agreement we shall reimburse to you any amount received by us not in respect of Assigned Debts.

3.4	Whenever we request you to do so you shall execute a legal assignment to us of any Assigned Debts and give your Debtors written notice of such assignment.

4.	YOUR WARRANTIES AND UNDERTAKINGS AS TO ASSIGNED DEBTS

4.1	You warrant to us in relation to each Debt you offer to us that (except as disclosed in writing to us at the time of offering the Debt):

4.1.1	the Debt is fully valid and enforceable for the Full Face Value free of any cross claims, set offs, charges, discounts or any other rights whatsoever;

4.1.2	the Debt was incurred in the ordinary course of your Debtor's business on your standard terms of trade as disclosed to us and that the terms provide for payment in Australia in Australian dollars;

4.1.3	your Debtors have not and will not during the term of the Assigned Debt have or claim any set off or other claim by way of cross action against you or dispute their liability to

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pay the Debt on any ground whatsoever;

4.1.4	you have investigated the financial status and credit of each of your Debtors and are satisfied that each Debtor is able to pay the relevant Debt before the due date;

4.1.5	you are not aware of any matter in relation to any of your Debtors that may affect our decision to purchase that Debtor's Debts;

4.1.6	you have disclosed to us any fact or matter you know or ought to know would influence our decision whether or not to accept any offer you make to us;

4.1.7	you have full power to sell the legal and equitable title to each Debt and that you will transfer each Debt to us free from any third party rights whatsoever;

4.1.8	no Assigned Debt is owed by an Associate or Related Company or person of you;

4.1.9	no supplier to you is entitled to or claims any interest in respect of any Assigned Debt under any retention of title or similar provisions;

4.1.10	the particulars included in the Invoice, and all other documents relating to the Debt submitted by you to us are correct;

4.1.11	you have paid all applicable Taxes (other than GST which you warrants you will pay in accordance with the GST Act) in respect of the sale represented by the Debt; and

4.1.12

the transaction creating the Debt is not governed by the Consumer Credit Code, unless you disclose to us in writing that the Transaction creating the debt is governed by the applicable Consumer Credit Code, and provide full written details to us of the terms, conditions, and circumstances of such Transaction creating the Debt and we waive this warranty in writing to you.

4.2	You undertake to us in relation to each Debt you offer to us that (except as disclosed in writing to us at the time of offering the Debt):

4.2.1	you shall duly and promptly perform and observe all the terms of the agreement giving rise to the Debt and do everything necessary to ensure that the Debt is recoverable by action at law;

4.2.2	you will not make any arrangements with your Debtors to compromise, set off or discharge any Debt;

4.2.3	you shall not make any arrangements for or accept the return of any goods without our consent in writing where the sale of those goods gave rise to an Assigned Debt;

4.2.4

you will not issue a credit note in relation to a Assigned Debt without proper cause. Any credit note issued by you will be promptly notified to us. You will deliver any credit note and any other information in relation to it to us before issuing it if we require you to do so. We shall have total discretion to deliver such a credit note toyour Debtor but if we deliver it, the delivery shall be without prejudice to any rights we have under this Agreement;

4.2.5	you will keep us fully informed of all information concerning disputes or possible disputes about any Assigned Debt or that may affect the credit worthiness of any of your Debtors; and

4.2.6	you will do everything necessary to validly assign each Debt to us.

4.3

You indemnify us against any failure by you to fulfil your obligations under this clause and against any loss arising by reason of any actions whatsoever brought by Debtors against you in relation to any agreement giving rise to a Assigned Debt.

5.	OUR RIGHT OF ENTRY AND INSPECTION

You agree that we (or an Authorised Officer or our nominee) is at any time able to enter land or buildings occupied by you without notice to inspect and take copies of any documents relating in any way to any Assigned Debts.

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6.	LIMITATIONS ON YOUR RIGHTS UNDER ANY SALE OF GOODS OR OTHER AGREEMENTS

Subject to clause 4.2.4, you agree that you will not rescind, cancel or vary any sale of goods or other agreement between a Debtor and you which gave rise to an Assigned Debt, without our express consent in writing.

7.	LIMITATIONS ON YOUR RIGHTS TO DEAL WITH DEBTS

Subject to clause 4.2.4, you agree that you will not ~~assign,~~ charge or otherwise encumber any of your Debts or enter into any other agreement for factoring or discounting them without our prior written consent.

8.	RESTRICTIONS ON PAYMENTS TO DIRECTORS

Unless you have given us six months prior notice in writing of your intention to do so, you may not pay, lend or credit your directors any amounts without our prior written consent other than the following:

8.1

director's fees, salaries, expenses or benefits (including superannuation benefits) in whatever form for an amount which is no greater than that disclosed in your last balance sheet and profit and loss account before this Agreement;

8.2	money payable under any agreement now in force which has been disclosed to us prior to our execution of this Agreement and where we have given our prior written approval to the payment; and

8.3	dividends to which we have given prior written approval for payment of same.

9.	GENERAL ACCOUNTING OBLIGATIONS

9.1	You must:

9.1.1

give to us all accounts and financial information provided for in this Agreement. The accounts and information must be prepared in accordance with all accounting standards in force or recommended by the Australian Society of Accountants or the Institute of Chartered Accountants and kept so as to give a true and fair view of your financial position and that of your Group;

9.1.2.

keep proper books of account containing entries of all transactions in relation to your Group's business. Books of account, delivery receipts and all other documents relating to your Group's business must be kept at your principal place of business and be open for inspection at all reasonable times by us or anyone we authorises in writing; and

9.1.3

appoint an accountant approved by us to maintain your debtors ledger and such other accounts as we requires if requested to do so by us in writing. If you does not do so for whatever reason we shall be entitled to appoint an accountant on your behalf. We is irrevocably authorised to pay for an appointment we makes and any work performed by the accountant we appoints out of any money due to you under this Agreement.

9.2

You must give to us within 30 Business Days of the end of each financial year and half year the following statements for the next year certified as correct by at least one of your directors or if you are not a corporation, by an owner or principal of your business:

9.2.1	the estimated consolidated after tax profit of the Group; and

9.2.2	the budgets of the Group.

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9.3	Any material revisions of the statements in clause 9.2 must be given to us within 30 days.

9.4	You must give to us within 180 days of the end of each financial year and half year:

9.4.1	a consolidated balance sheet and individual balance sheets for you and for each of the companies in your Group;

9.4.2	consolidated profit and loss account and detailed audited individual profit and loss accounts for you and each of the companies in your Group; and

9.4.5	an individual reconciliation of profit and loss appropriation accounts together with a consolidated profit summary for you and each of the companies in your Group.

9.5

Subject to clause 9.6 all accounts referred to in clause 9.4 must be prepared and audited by an independent chartered accountant agreed upon in writing between you and us. If you and we fail to agree upon a named accountant within 30 Business Days after a written request by either of you or us to the other we shall nominate one.

9.6

If you and each of the companies in your Group are a small proprietary company under Section 45A(2) of the Corporations Act we may exempt you from the requirements in clause 8.6 on your request in writing to us. Even if we grant you an exemption you must still supply the accounts reports and other information referred to in Section 292 and 293 of the Corporations Act if Section 292(2) of the Corporations Act applies.

9.7

All statements given pursuant to clauses 9.2, 9.3, 9.4, and 9.5 must be certified as correct by at least one of your directors or if you are not a corporation, by an owner or principal of your business.

9.8

You must if requested by we give to us management accounts and any other financial information we requires about you or a company in your Group to enable us to make an assessment of your financial position and that of your Group. The management accounts and any other information shall be for each month or such other periods as we may from time to time nominate and must be given to us within 30 days of the end of each period.

10.	ACCOUNTING OBLIGATIONS FOR DEBTS

10.1	You must keep all proper books and accounts necessary to disclose the following matters to us in relation to Assigned Debts at all times:

10.1.1	the amount;

10.1.2.	the terms of payment;

10.1.3	the amounts collected and the time of each collection; and

10.1.4	the balance due by the Debtor

10.2	When requested by us you agree:

10.2.1	to annotate in such manner as we require your debtors’ ledger so as to indicate which Debts have become ours and agree to otherwise deal with the Debts in your books as directed by us; and

10.2.2	to keep a separate ledger to record all Assigned Debts. The ledger is and remainsour property.

10.3

You agree that if you are requested to keep the accounts referred to in clause 10.1 and all other records and documents relating to the Assigned Debts the accounts will be kept at your expense, as agent for us and that we may remove them at any time for any period we think fit.

10.4	You must deliver to us on demand the following documents in relation to Assigned Debts:

10.4.1	all agreements, Debtor invoices, delivery receipts and ledger cards;

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10.4.2	all invoices, vouchers and accounts issued by you;

10.4.3	all writing evidencing the agreement between you and your Debtors and Debtor receipts for any goods delivered by you; and

10.4.5

all other evidence or documents which would be required by us to enforce the Debt in a court of law or that we may from time to require. If you maintains accounts on computer, your obligations include providing to us copies of all computer software and all other programs and information necessary to enable us to inspect and efficiently use and maintain them.

10.5	You warrant in relation to the documents and information in clause 10.4 that as at the time they are provided by you to us they contain correct and sufficient details of:

10.5.1	the names and addresses of Debtors who owe you Debts;

10.5.2	the goods sold and services rendered to your Debtors by you and the dates of the sales or services; and

10.5.3	the amounts payable by your Debtors and the terms of such payments.

10.6

Without prejudice to our rights under this clause we may permit you to retain any documents referred to in clause 10.4 for the convenience of your business or lend them to you for such periods as we think fit.

10.7

If we request you to do so you must by the 15th day of each month deliver to us a full aged debtor trial balance of all your Debts for the previous month together with a full reconciliation and any other information we may reasonably require in relation to the Assigned Debts.

10.8	You shall not deal in your books of account or financial statements or deal with any Assigned Debt in any way that we direct you not to do so.

10.9

Where goods are the subject of a sale which gave rise to a Assigned Debt and the goods are returned to you for whatever reason you shall hold such goods on trust for us and deal with them in accordance with our directions.

10.10	If we direct you to do so you must deliver the goods referred to in clause 10.9 to us.

11.	YOUR DUTY TO INDEMNIFY US

11.1	You indemnify us and keep us indemnified against any failure for whatever reason by a Debtor to pay the Net Invoice Value of an Assigned Debt by the Recourse Date.

11.2

Without limiting the generality of your obligations under clause 11.1 you agree that you will pay us the Net Invoice Value of any Assigned Debt less any money received by us in respect of it without the need for any demand from us if:

11.2.1	any Assigned Debt remains unpaid or has not been paid to us wholly or partly by the Recourse Date;

11.2.2	any warranty given by you about a Assigned Debt has been breached whether at the time of offering it to us or subsequently;

11.2.3	in our absolute discretion it is of the opinion that the Assigned Debt is unlikely to be paid in full by the Recourse Date for that Debt and we notifies you of that fact;

11.2.4	the Debtor in relation to a Assigned Debt;

(a)	is an individual and commits an act of bankruptcy as defined in the Bankruptcy Act 1966 (C'th); or
(b)	is a company and any application is filed or an order is made or a resolution passed for its winding up or if any meeting is called for the purpose of considering such a resolution;

11.2.5	an administrator or other controller is appointed to the Debtor or a receiver, receiver

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and manager or other controller is appointed to all or part of the undertaking or property of the Debtor;

11.2.6	the holder of any mortgage charge or encumbrance takes possession of any of the Debtor's assets; or

11.2.7	any execution or other process of a court or any authority is levied over the Debtor's property.

11.3

Legal and beneficial title to any Assigned Debt remains with us even if you have made a payment under clauses 11.1 or 11.2 and we are entitled to receive the full proceeds from the Assigned Debt subject only to the terms of this Agreement, which proceeds will be credited to your Drawdown Account or your Reserve Account at our discretion.

11.4

If you issue a Debtor with a credit note or accept the return of goods in relation to the whole or any part of a Assigned Debt you must immediately pay to us the Full Face Value of the credit note. Our rights under this clause are without prejudice to the obligations imposed on you under clause 6 and clause 7.

12.	WHAT IS THE PERIOD OF THE AGREEMENT AND HOW CAN IT BE ENDED

12.1	This Agreement operates until it is ended by you or us in a way set out in this Agreement.

12.2	Either of you or us can end this Agreement for future transactions by giving the other 60 days prior written notice.

12.3	You can end this Agreement without giving 60 days prior written notice if you pay us the Short Notice Fee.

12.4	We can end this Agreement at our option without notice if an Event of Default occurs.

12.5	An Event of Default occurs if:

12.5.1	you breach any obligation under this Agreement;

12.5.2	in ourabsolute discretion we are of theopinion that any warranty you have given us under any Transaction Document is or becomes incorrect;

12.5.3

in ourabsolute discretion we are of the opinion that you have not disclosed to us something known to you that you know or ought to know might influence our decision whether or not to enter into this Agreement;

12.5.4	you or any other person breach any obligation under any of the Collateral Securities; or

12.5.5	an Event of Default specified in any of the Collateral Securities occurs.

12.6

Except as specifically provided the ending of this Agreement does not affect your obligations under it prior to its end including without limitation your obligation to pay interest, fees and charges as provided for in this Agreement and your obligations under clauses 10 and 11 in respect of Assigned Debts.

13.	YOUR OBLIGATION TO REPURCHASE ASSIGNED DEBTS

13.1

If this Agreement is ended for whatever reason you must repurchase all Assigned Debts,(including any Debts for which you have made a payment under clause 11) immediately, without any need for demand from us.

13.2	The repurchase price for any Assigned Debt shall be its Full Face Value less any money (including any payment) we have received in relation to it.

13.3.	Legal and beneficial title to all Assigned Debts remains with us until we have received all money due to us or payable by you in the future under the Transaction Documents.

14.	WHAT YOU MUST PAY AT THE END OF THIS AGREEMENT

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14.1	You agree to pay us on demand theTermination Fee (if applicable) if this Agreement is terminated by you or by us for any reason whatsoever.

14.2	Unless you give us 60 days prior written notice of termination, you must pay us on demand a Short Notice Fee in lieu of such notice calculated as follows:

14.2.1	if less than 30 days written notice is given the sum equivalent to 5% of the Full FaceValue of all Assigned Debts purchased by us from you which remain unpaid at the date you give notice;

14.2.2

if 30 days or more but less than 60 days written notice is given the sum equivalent to 3% of the Full Face Value of all Assigned Debts purchased by us from you which remain unpaid at the date you gave notice.

14.3

You agree that the Termination Fee and the Short Notice Fee have been calculated by us after consideration of the loss which we would suffer if this Agreement was terminated early and/or without the giving of 60 days prior notice in writing and represent a genuine pre-estimate of the loss which the termination would cause us in such circumstances.

15.	CONVERSION TO NON SELECTIVE FACTORING

15.1	We may require you to offer to sell us all your Debts by giving you a notice in writing in any of the following circumstances:

15.1.1	if an Event of Default occurs;

15.1.2	if in our absolute discretion we are of the opinion that the Securities are at risk; or

15.1.3	if in our absolute discretion we are of the opinion that there has been a material adverse change to you or your business or the Assigned Debts.

15.2	From service of a Notice under clause 15.1, you must offer to sell us all your Debts no less than once each month. Each Debt must be included in the first offer made after the date the Debt arose.

15.3	The provisions of this Agreement apply to Debts purchased by us after a Notice has been issued unless specified otherwise.

15.4	You must require your Debtors to pay directly to us:

15.4.1	all Assigned Debts unless we specifies otherwise in writing; and

15.4.2	after an Event of Default has occurred, all Assigned Debts

by the placing of a notice to that effect in the form annexed as Schedule A to these Terms and Conditions on each invoice.

16.	OUR DISCRETION TO VARY THIS AGREEMENT

16.1	We may give notice of its intention to amend, add to or delete any term of this Agreement at any time by written notice to you.

16.2	Without limiting the generality of what we can do under clause 15.1 we can give notice of an:

16.2.1	increase or decrease in the Advance Rate, the Reserve Amount or any fees or charges payable under this Agreement; or

16.2.2	imposition of any additional fees or charges.

16.3	You must accept or reject any amendments, additions or deletions we proposes to make by notice in writing to us within seven days of the date of our notice to you.

16.4	If you reject any amendment, addition or deletion you shall be deemed to have given us notice to terminate this Agreement under clause 14.2.

16.5	If you fail to notify us within seven days of your acceptance or rejection of our amendment, addition or deletion, you is deemed to have accepted the amendment, addition or deletion.

16.6	Any amendment, addition or deletion if accepted shall only be applicable to Debts purchased after the date of our notice to you.

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17.	YOU MUST APPOINT US AS ATTORNEY

17.1

By this clause you irrevocably appoints us and eachAuthorised Officers or any one or more of them jointly and severally to be your true and lawful attorneys. As your attorneys we and eachAuthorised Officer can in your name and on your behalf:

17.1.1	render accounts to Debtors who owe Assigned Debts;

17.1.2	contact or communicate by letter, telephone, electronic mail, or in person any of your Debtors for the purposes of verifying the terms and collecting payment of any Assigned Debt owed by such Debtor;

17.1.3

demand, commence or defend any action or other proceedings in any court for the recovery or otherwise in relation to any Assigned Debt which has not been legally assigned to us and bring action or proceedings to prosecute or discontinue or become non suit at our absolute discretion;

17.1.4	bring any action to wind up or bankrupt any Debtor;

17.1.5	do everything necessary to prepare and complete formal or legal assignments of any Assigned Debts to us or otherwise to perfect our title to a Assigned Debt;

17.1.6	write to any debtors in your name to require payment of any Assigned Debts whenever and in any manner we think fit;

17.1.7	give in your name and on your behalf notice of the assignment, formal, legal or equitable of any Assigned Debt;

17.1.8	draw, accept and endorse cheques, bills or other negotiable instruments in relation to any Assigned Debt;

17.1.9	enter into or execute transactions, documents, mortgages, charges and agreements which, in our opinion you should enter or execute pursuant to the Agreement; and

17.1.10	do anything whatsoever necessary to secure performance by you of your obligations under this Agreement or otherwise in relation to the Assigned Debts

17.2	You ratify anything done by an attorney under the power of attorney in this document.

17.3

The power of attorney conferred on us and each Authorised Officer by this clause is irrevocable as long as you remains under any obligation actual or contingent under this Agreement despite any termination or purported termination of the Agreement.

18.	CHARGE

As security for all moneys owing from time to time by you to us, you as beneficial owner charge in favour of us all freehold and leasehold interests in land and all personal property of whatever description and wherever situated which you now have or during the currency of the Agreement may acquire.

19.	FURTHER ASSURANCE

19.1	You will whenever so requested by us:

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19.1.1

hand to us all certificates or other documents of title relating to the land and property charged under the Agreement and transfers for any such land or property duly executed you as transferor to be held by us until the charge created by the Agreement is released except during any period that a prior encumbrancer has and is entitled to hold such documents of title;

19.1.2	execute in favour of us in writing legal assignments of any or all of the Assigned Debts and give to any Debtor or Debtors in respect of such Assigned Debts written notice of such assignment;

19.1.3

execute mortgages in favour of us, in such form as we determine of any land and or real or personal property now or in the future owned by you or in which you may have an interest and where such mortgage secures all money owing from time to time by you to us; and

19.1.4

deliver or cause to be executed and delivered such deeds, instruments, mortgages and other documents and cause to be done all such other acts and things as we may consider necessary or desirable for further or more satisfactorily assuring or securing to us or as we direct the land and property charged under the Agreement in such form as is necessary in order to obtain any necessary or desirable registration of such documents.

20.	PROPER LAW

The proper law for this Agreement is that of the Relevant State and you and we agree to submit to the jurisdiction of its courts.

21.	CERTIFICATE, STATEMENT, ETC

21.1

Under no circumstances are we obliged to provide to any party to an Agreement or any of the Transaction Documents or Securities any statement or accounting as to amounts paid or payable (in this clause 21 "Statement") under an Agreement or any of the Transaction Documents or Securities, or any information as to the basis of arriving at any amount payable to us by a party to an Agreement or any of the Transaction Documents or Securities.

21.2

If we at any time and for any purpose serve a Statement on a party to an Agreement or any of the Transaction Documents or Securities in respect of any period and that party or any other party to the relevant an Agreement or any of the Transaction Documents or Securities does not by written notice given to us not later than 30 days after the Statement is served by us on the party, challenge the contents of that Statement and provide particulars of alleged inaccuracies in that Statement, that Statement is, in the absence of manifest error, admissible in proceedings and is conclusive evidence of its subject matter.

21.3	A Certificate or notice from or demand signed by an Authorised Officer stating any of the following:

21.3.1	that a specified sum of money is owing or payable (or both) under an Agreement or any of the Transaction Documents or Securities; or

21.3.2	that the party providing a Security to us has not complied with their obligations under an Agreement or any of the Transaction Documents or Securities; or

21.3.3	something relevant to our rights or obligations of us under an Agreement or any of the Transaction Documents or Securities,

is, in the absence of manifest error, admissible in proceedings and is conclusive evidence of the matters stated.

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22.	WAIVER AND RIGHTS OF SET OFF

22.1	If you breach this Agreement you are not entitled to claim any waiver by us of your default unless we give you a certificate in writing signed by an Authorised Officer expressly waiving your breach.

22.2	We are entitled to set off any amounts whatsoever you owe us under this Agreement or otherwise against any sum we owe you.

22.3	Our right to set off continues despite the occurrence of an Event of Default is given in respect of any of your assets or undertaking.

22.4

All warranties and indemnities given by you to us are absolute and unconditional in all circumstances and are not affected by any delay, concession or indulgence on our part to exercise any of our rights.

23.	NOTICES

23.1

A notice or demand or other communication contemplated by this Agreement may be given byyou or us by prepaid post, facsimile or email transmission to the last known address, facsimile number of the other or email address or by written notice left at that address.

23.2	Such a notice demand or other communication is deemed to be properly given and received:

23.2.1	if by letter on the second Business Day after the day of posting;

23.2.1

if by facsimile or electronic mail on production of a transmission confirmation from the transmitting facsimile indicating that the facsimile or electronic mail was sent in its entirety to the facsimile number or electronic mail address of the recipient; or

23.2.2	if delivered by hand, upon delivery;

but if a receipt is not on a Business Day or is after 4.00 pm at the place of receipt, it is deemed to be given and received on the next Business Day.

23.3	Where you consists of more than one party service by us on one of you is deemed to be service on all of you.

23.4	Any notice or demand to you from us is deemed to be properly signed if it is in writing and signed by anAuthorised Officer.

24.	NO FINANCIAL ADVICE

You acknowledge and agree that we have not provided or held itself out as providing any financial advice to you whatsoever and that the responsibility of determining the type and amount of any facilities you want is entirely your.

25.	ASSIGNMENT

25.1	You must not assign your rights or obligations under this Agreement without first obtaining our prior written consent.

25.2	We can assign our rights and obligations under this Agreement at any time without restriction.

26.	CONSENT

Unless any provision of this Agreement specifies otherwise, any consent required to be given by us under this Agreement may be given or refused absolutely or subject to any conditions that we may determine in ourabsolute discretion.

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27.	TERMS OF THIS AGREEMENT TO PREVAIL

We may from time to time give you written notice of the terms on which the facility provided under this Agreement is to operate. If there is a conflict between such a notice including our original facility letter and this Agreement the terms and conditions of this Agreement prevail unless we determine otherwise.

28.	TIME FOR PAYMENT

Time is of the essence in relation to any payment from you to us under this Agreement.

29.	SECURITIES

29.1	You agree that for the purposes of securing your obligations under this Agreement you will ensure that the following is granted to us:

29.1.1	the Securities; and

29.1.2	the Guarantees of the Guarantors if any specified in Part 13 of the Details.

29.2	You acknowledge that your obligations under this Agreement are secured by the Collateral Securities.

29.3	We are not obliged to purchase any Debt or provide any financial accommodation to you until we are in receipt of duly executed and registrableSecurities.

30.	THE COLLATERAL AGREEMENTS

This Agreement is collateral to the Collateral Securities and Transaction Documents.

31.	GOODS AND SERVICES TAX

All amounts, rates and other payments payable by you under this Agreement are exclusive of any goods and services tax, broad based consumption tax, value added tax or similar tax ("GST"). If GST is imposed on any supply made by us under or in connection with this Agreement (a "taxable supply") then you must pay to us an additional amount equal to the GST paid by us.

32.	KEY WORDS AND EXPRESSIONS

In this Agreement unless the context requires otherwise:

•	Administration Fee means the fee set out in Part 15 of the Details;

•	Application Fee means the fee set out in Part 5 of the Details;

•	Advance means the amount calculated in accordance with the formula set out in Part 27 of the Details;

•	Advance Rate means in respect of each Debt purchased by us, the rate used to calculate the Advance for that Debt in accordance with Part 27 of the Details;

•	Agreement means the agreement entered into between you and us incorporating these Terms and Conditions by reference, the Letter of Offer and the Schedules and Details attached to any of them;

•	Assigned Debts means those of your Debts offered for sale to us and in respect of which we have accepted the offer;

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STANDARD TERMS AND CONDITIONS

•	Associate includes an associate in accordance with Section 12 and Section 15 of the Corporations Act and includes any related entity within the meaning of Section 9 of the Corporations Act;

•	Audit Fee means the fee specified in Part 21 of the Details;

•

Authorised Officer means any one of our directors, our company secretary, any person employed by us whose title includes the word "manager", or any other person authorised by us to sign documents or give notices or communications or certificates including but not limited to our solicitors, accountants and duly appointed agents and their employees;

•	Batch Fee means the fee set out in Part 16 of the Details;

•	Business means the business carried on by you from time to time during the term of this Agreement as specified in your application form; ##

•	Business Day means any day other than a Saturday or Sunday that banks in the capital city of the Relevant State are open for normal business;

•	Cash Reserve/Reserve Release means the amount available for payment to you from the Reserve Account;

•	Certificate means a certificate in the terms described in Clause 21 given by an our Authorised Officer;

•	Chargeback means the amount referred to in Clause 7.2 of the Agreement you must pay us in respect of any Assigned Debt;

•	Collateral Securities means and includes the Guarantees and Securities;

•	Conditions Precedent means the conditions precedent to the facility being granted to you as set out in the Letter of Offer;

•	Current Drawings means at any time, the total amount which you have drawn down from the Drawdown Account in respect of Eligible Assigned Debts;

•	Debtors means your Debtors from time to time and any person liable to you in respect of Debts and every one of them;

•	Debts means your book debts from time to time

•	Debtor;

•	Details means the Detailspart of the Agreement;

•	Discounting charge means the fee set out in Part 4 of the Details;

•	Drawdown Account means the account maintained on our books to show amounts available for drawdown in respect of Eligible Assigned Debts;

•	Drawdown Fee means the fee set out in Part 17 of the Details;

•	Early Retention Release Fee means the fee set out in clause 2.7 of these Terms and Conditions;

•	Electronic Funds Transfer Fee means the fee set out in Part 8 of the Details;

•	Eligible Assigned Debts means all Assigned Debts which remain unpaid excluding the Assigned Debts in any of the categories in Part 28 of the Details;

•	Event of Default means any event described as such in these Terms and Conditions or any of the Transaction Documents;

•	Facility Limit means the amount set out in Part 22 of the Details;

•	Group means you and all companies that are Related Companies to you;

•	GST Act means the A New Tax System (Goods and Services Tax) Act 1999 and the elated imposition Acts of the Commonwealth;

•	Guarantees means the guarantees (if any) specified in Part 13 of the Details and any other guarantee from time to time of your obligations under this Agreement;

Bendigo Bank Limited	Page 15 of 18

STANDARD TERMS AND CONDITIONS

•

Full Face Value in respect of any Debt means the gross amount charged to the Debtor less any allowances made or allowable or which may on the terms of that invoice become allowable to the Debtor in respect of the Debt;

•	Ineligible Assigned Debts means the Debts described as excluded from eligibility in Part 28 of the Details;

•

Invoice means means each invoice created or deemed to be created by you evidencing a Debt and all other evidence whatever of the existence of a Debt and containing all information the statutory provisions of the GST Act require for the giving of a valid tax invoice;

•

Letter of Offer means the Letter of Offer addressed to you from us which offer is accepted by you and each Security Provider signing and returning to us the Letter of Offer which sets out the Facilities that we have offered to make available;

•	Minimum Fee means the fee set out in Part 19 of the Details;

•	Misbanking Fee means the fee set out in Part 14 of the Details;

•	Net Invoice Value means the dollar value of the Invoice as presented to us as part of an Offer which has been accepted by us and assigned to us;

•	New Debtor Application Fee means the fee set out in clause 2.6 of the Terms and Conditions;

•

Notification Notice means a notice given to you by us that you must effect a notice in the form annexed as Schedule A, pursuant to Clauses 3.1 and 3.2 of the Terms and Conditions and 10.3 of the Agreement;

•

Offer means the Debts and or Invoices you wish to sell to us as presented on the Schedule of Debts whether these are in a written form or sent to us via our web interface or any other electronic means such as facsimile or electronic mail under the terms of this Agreement;

•	Related Company means a related body corporate within the meaning of the Corporations Act;

•	Relevant State means the state or territory in which our office is situated as specified in Part 1of the Details;

•	Recourse Date means the date set out in Part 12 of the Details;

•	Recourse Fee means the fee set out in Part 23 of the Details;

•	Reserve Account means the account so styled in your name in our records to which Reserve Amounts are credited;

•	Reserve Amount means the amount calculated and set out in Part 10 of the Details;

•	Schedule means the Schedule of Debts that you must provide to us in accordance with Clause 3 of the Agreement;

•	Security Provider means any person a party to a Transaction Document who at any time grants a Security to us.

•	Security Release Fee means the amount/s set out in Part 26 of the Details;

•	Securities means the securities specified in Part 13 of the Details and any other security provided to us from time to time for the performance by you of your obligations under this Agreement;

•	Service Fee means the fee calculated in accordance with Part 6 of the Details

•	Settlement Fee means the fee calculated in accordance with Part 7 of the Details

•	Short Notice Fee means the short notice fee payable in accordance with clause 14.2 of these Terms and Conditions;

•	Termination Fee means the amounts set out in Part 9 of the Details;

•	Terms and Conditionsmeans these our standard terms and conditions applicable to general business factoring as at the date of this Agreement;

Bendigo Bank Limited	Page 16 of 18

STANDARD TERMS AND CONDITIONS

•	Total Eligible Assigned Debt Limit means the amount specified in Part 29 of the Details;

•	Transaction Documents means this Agreement, any other agreement between us, the Letter of Offer and the Collateral Securities;

•	Unused Facility Fee means the fee set out in Part 20 of the Details;

•	Us means the person described as us as set out in Part 1 of the Details and an Associate of us. Us, our and similar parts of speech have corresponding meanings;

•	You means the person referred to as such on the first page of this Agreement and in Part 1 of the Details. You, your and similar parts of speech have corresponding meanings.

33.	INTERPRETATION

In this Agreement unless there is something inconsistent with the context or circumstances:

33.1	Words importing any one gender include the other genders;

33.2	Words importing persons are deemed to include all bodies and associations, whether corporate or unincorporated, and vice versa;

33.3	Words (including defined terms) importing the singular include the plural and vice versa;

33.4	The headings in this Agreement are for convenience and reference only and will not be construed as affecting the meaning or interpretation of this Agreement;

33.5

A reference to a statute or regulation, or to a provision of a statute or regulation, includes a reference to that statute, regulation or provision as amended, consolidated, replaced or re-enacted from time to time;

33.6

The obligations imposed and the benefits conferred under this Agreement on you and us will be binding and continue for the benefit of the respective parties and each of their respective successors in title, legal personal representatives and permitted assigns;

33.7	A reference to any party to this Agreement includes that party's successors in title, legal personal representatives and permitted assigns;

33.8	A reference to dollars and "$" will be taken as referring to amounts in Australian currency;

33.9	Where a party comprises two or more persons, all covenants and agreements by that party binds such two or more persons jointly and severally unless expressed to be only several;

33.10

The interpretation of any covenant clause or word mentioned in this Agreement shall not be restricted by reference to any other covenant clause or word or by the position of such covenants clauses or words and in the event of any ambiguity all of the covenants clauses and words shall be construed in such a way as to widen and not restrict our powers, rights and remedies under this Agreement;

33.11	Where the day on or by which anything is to be done under this Agreement is not a Business Day such act, matter or thing may be done on the next succeeding day which is a Business Day;

33.12	Reference in this Agreement to a month shall be a reference to a calendar month;

33.13	if a word or expression is defined, cognate words and expressions have corresponding definitions;

33.14	unless otherwise stated, a reference to a clause, recital or schedule is to a clause, recital or schedule in the document in which the reference is made;

33.15	Words such as “including” are not to be construed as being words of limitation.

Bendigo Bank Limited	Page 17 of 18

STANDARD TERMS AND CONDITIONS

Schedule A

#

INVOICE ASSIGNED

THE DEBT SUBJECT TO THIS INVOICE HAS BEEN ASSIGNED TO

BENDIGO BANK LIMITED

ACN 068 049 178

FOUNTAIN COURT BENDIGO 3550

DIRECT PAYMENT TO BENDIGO BANK LIMITED

SHALL BE THE ONLY DISCHARGE OF THIS DEBT

Bendigo Bank Limited	Page 18 of 18